UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
October 18, 2010
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
7555 Irvine Center Drive
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1
EX-10.2
EX-99.1
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On October 18, 2010, Local.com Corporation (the “Registrant”) appointed Kenneth Cragun as its Interim Chief Financial Officer and Secretary. In connection with the appointment to Interim Chief Financial Officer, the Registrant entered into a third amended and restated employment agreement with Mr. Cragun (the “Employment Agreement”). The initial term of the Employment Agreement is for one year and will continue thereafter for successive one-year periods unless either party gives written notice not less than thirty days prior to the expiration of any term. Under the terms of the Employment Agreement, the Registrant will pay Mr. Cragun an annual base salary of $220,000. In addition, while serving as Interim Chief Financial Officer, Mr. Cragun shall be eligible to receive an annual bonus of up to 40% of his annual salary. Mr. Cragun was also granted an option to purchase 25,000 shares of the Registrant’s common stock at the closing price as reported by the Nasdaq Stock Market on October 18, 2010.
If the Registrant terminates the Employment Agreement without cause (the definition of which is summarized below), or if Mr. Cragun terminates his Employment Agreement with good reason (the definition of which is also summarized below), each as defined in the Employment Agreement, the Registrant is obligated to pay Mr. Cragun: (i) his annual salary and other benefits earned prior to termination, (ii) one-half of his annual salary payable over six (6) months after termination, (iii) an amount equal to one-half of all bonuses earned during the four quarters immediately prior to the termination date, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by Mr. Cragun to exercise stock options, (iv) benefits for six (6) months following the date of termination, (v) the vesting of all options that would have vested had Mr. Cragun’s Employment Agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination, and (vi) the right for 12 months from the date of termination to exercise all vested options granted to Mr. Cragun.
Notwithstanding the foregoing, in the event of a change of control or a termination without cause or for good reason by Mr. Cragun within 120 days of a change of control, all options granted to Mr. Cragun will be immediately vested and remain exercisable through the end of the option term as if he were still employed by the Registrant. Furthermore, in the event of a termination without cause of for good reason by Mr. Cragun in connection with a change of control, the Registrant is obligated to pay Mr. Cragun: (i) his annual salary and other benefits earned prior to termination, (ii) three-quarters of his annual salary payable in a lump sum, (iii) an amount equal to three-quarters of all bonuses earned during the four quarters immediately prior to the termination date or immediately prior the date of the change of control, whichever is greater, payable in a lump sum, and (iv) benefits for nine (9) months following the date of termination.
Under the terms of the Employment Agreement, a change of control is deemed to have occurred generally in the following circumstances:
•	The acquisition by any person of 35% or more of the securities of the Registrant, exclusive of securities acquired directly from the Registrant;

•	The acquisition by any person of 50% or more of the combined voting power of the Registrant’s then outstanding voting securities;

•	Certain changes in the composition of the Registrant’s Board of Directors;

•	Certain mergers and consolidations of the Registrant where certain voting thresholds or ownership thresholds are not maintained; and

•	The approval of a plan of liquidation of the Registrant or the consummation of the sale of all or substantially all of the Registrant’s assets where certain voting thresholds are not maintained.
Under the terms of the Employment Agreement, “cause” is generally defined as:
•	Conviction of a felony involving the crime of theft or a related or similar act of unlawful taking, or a felony involving the federal or California securities or pension laws, or any felony, which results in material economic harm to the Registrant;

•	Engagement in the performance of the executive’s duties or otherwise to the material and demonstrable detriment of the Registrant, in willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement;

•	Failure to adhere to lawful and reasonable directions of the CEO and Board of Directors or failure to devote substantially all of the business time and effort to the Registrant, upon notice; and

•	Material breaches of the Executive Agreement by Mr. Cragun.
Under the terms of the Employment Agreement, good reason is generally defined as:
•	A reduction in salary or failure to pay salary when due;

•	A material diminution in title, authority, duties, reporting relationship or responsibilities, except where Mr. Cragun is not ultimately named chief financial officer on a permanent basis;

•	Material breach of the Employment Agreement by the Registrant;

•	Failure to have any successor in interest to the Registrant assume the Employment Agreement;

•	A relocation of Mr. Cragun to offices farther than 25 miles away from the location set forth in the Employment Agreement; and

•	The assignment to Mr. Cragun of any duties or responsibilities which are inconsistent with his status, position or responsibilities.
The description of the Employment Agreement herein is limited in its entirety by the terms of the Employment Agreement filed as Exhibit 10.1 and is incorporated herein by reference.
Mr. Cragun, age 49, has served as the company’s vice president of finance since April 2009. Previously, Mr. Cragun served as chief financial officer of Modtech Holdings, Inc., a supplier of modular buildings, from June 2006 to March 2009. Prior to that time, Mr. Cragun held several positions with MIVA, Inc, an online advertising and media company, including most recently senior vice president of finance from May 2005 to April 2006. Mr. Cragun received a Bachelors of Science degree in Accounting from Colorado State University-Pueblo. Mr. Cragun’s responsibilities prior to Local.com have included chief financial officer functions at a public company, including preparation of financials for SEC disclosures in accordance with GAAP, audit experience at a nationally recognized certified public accounting firm, and day-to-day management of the financial affairs of both public and private companies.
On October 18, 2010, Brenda Agius resigned as the Registrant’s chief financial officer and secretary. On October 18, 2010, the Registrant entered into a separation and general release agreement (“Separation Agreement”) with Ms. Agius. Under the terms of the Separation Agreement, the Registrant will pay Ms. Agius $260,000, representing one year’s base salary in equal installments over the following twelve month period. The Registrant will also pay Ms. Agius $118,938, representing forty percent of the bonus payments received by Ms. Agius in the prior four quarters prior to the date of separation, payable in two semi-annual installments over the following twelve month period. In addition, the Registrant will pay 100% of Ms. Agius’ health insurance premiums through October 2011 if Ms. Agius elects to continue her health care insurance coverage under COBRA. Under the terms of the Separation Agreement, those options that would have vested through April 26, 2011 were accelerated and became fully vested on October 18, 2010. Ms. Agius has the right to exercise any vested stock options through October 18, 2011.
Ms. Agius’ separation from the Company is not as a result of any disagreement with the company, its management or its auditors. Ms. Agius has agreed to certain confidentiality and intellectual property protection provisions in connection with her separation from the Company.
The description of the Separation Agreement herein is limited in its entirety by the terms of the Separation Agreement filed as Exhibit 10.2 and is incorporated herein by reference. On October 19, 2010, the Registrant issued a press release announcing the foregoing, a copy of which is filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1(+)	Third Amended and Restated Employment Agreement by and between the Registrant and Kenneth Cragun dated October 18, 2010.

Exhibit 10.2(+)	Separation and General Release Agreement by and among the Registrant and Brenda Agius dated October 18, 2010.

Exhibit 99.1	Press Release of Registrant dated October 19, 2010.

(+)	Management Contract.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: October 19, 2010	By:	/s/ Heath Clarke
Heath Clarke
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

Exhibit 10.1(+)	Third Amended and Restated Employment Agreement by and between the Registrant and Kenneth Cragun dated October 18, 2010.

Exhibit 10.2(+)	Separation and General Release Agreement by and among the Registrant and Brenda Agius dated October 18, 2010.

Exhibit 99.1	Press Release of Registrant dated October 19, 2010.

(+)	Management Contract.